UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 27, 2024

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8310 S Valley HWY, Suite 300, Englewood, colorado 80112

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On February 27, 2024, Vista Gold Australia Pty. Ltd. (“Vista Australia”), a wholly-owned subsidiary of Vista Gold Corp. (the “Company”), received the second instalment in the amount of $7 million as set out in the Royalty Agreement between Vista Australia and Wheaton Precious Metals (Cayman) Co., an affiliate of Wheaton Precious Metals Corp. (“Wheaton”) dated December 13, 2023 (the “Royalty Agreement”) and as described in Item 1.01 in the Company’s Current Report on Form 8-K as filed with the Commission on December 15, 2023, which description is incorporated herein by reference.

As a condition of the second instalment, Vista Australia and Wheaton entered into a General Security Deed (“Deed”), providing for, among other things, a mortgage on the mineral tenements that comprise the Company’s Mt Todd gold project. Pursuant to the terms of the Deed, Vista Australia granted the security interest to Wheaton on the Collateral, as defined in the Deed, as security for the payment by Vista Australia of amounts under the Royalty Agreement.

The foregoing is a summary description of the terms and conditions of the second instalment and the Deed and is qualified in its entirety by reference Deed, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD

On February 28, 2024, the Registrant issued a press release announcing the receipt of the $7 million second instalment payment under the Royalty Agreement. A copy of the press release is attached to this report as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 and in the press release is deemed to be “furnished” and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit Number	Description
10.1*	General Security Deed, by and between Vista Gold Australia Pty. Ltd. and Wheaton Precious Metals (Cayman) Co.
99.1**	Press Release dated February 28, 2024.
104	Cover Page Interactive Data File––the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

* - Portions of this Exhibit (indicated with [***]) have been omitted pursuant to Item 601(b)(10)(iv) as the registrant has determined that (i) the omitted information is not material and (ii) the omitted information is the type that the Registrant treats as private or confidential.

**The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with,  the SEC, pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: February 28, 2024	By: /s/ Frederick H. Earnest Frederick H. Earnest President and Chief Executive Officer